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                              EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT ("Agreement") is entered into effective as of the _________ day of ____________________, 1998 by and between The Insurance
Resource Center, Inc. ("IRC"), a North Carolina corporation, ("Company") and Tim Higham, an individual.

     For and in consideration of the agreement to employ Employee described below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


1. EMPLOYMENT. The Company agrees to employ Employee, and Employee agrees to accept such employment, subject to the following terms and conditions.

2. DUTIES. Employee shall assume and perform the duties specified in Exhibit A. Such duties may be revised from time to time at the sole discretion of the Company. Employee agrees to devote his or her full time and energy to the Company's business and shall not during the term of employment work or perform services in any advisory or other capacity for any other individual or entity.

3. COMPENSATION. The Company shall pay to Employee the salary and additional compensation, if any, described in Exhibit A as compensation for all the services to be rendered by Employee and as such compensation may be modified by the Company in its sole discretion from time to time. The Company's obligation to pay Employee any compensation shall cease upon termination of Employee's employment with the Company. Employee's annual or monthly salary shall be prorated on a daily basis for the years or months, as the case may be, in which Employee commences and terminates his or her employment relationship with the Company.

4. TERM AND TERMINATION. This agreement shall be effective upon execution by the parties and shall remain in full force and effect thereafter, until terminated as provided herein. Either party may terminate this Agreement at any time for any reason, whether for cause or not for cause, by providing written notice to the other on or prior to the proposed date of termination. This Agreement shall terminate immediately upon the death of Employee. Upon termination of employment for any reason, Employee shall return immediately to the Company all documents, property, and other records of the Company, and all copies thereof, within Employee's possession, custody or control, including but not limited to any materials containing any Trade Secrets or Confidential Information (as defined below) or any portion thereof.

5. OWNERSHIP. For purposes of this Agreement, "Work Product" shall mean the data, materials, documentation, computer programs, inventions (whether or not patentable), and all works of authorship, including all worldwide rights therein under patent, copyright, trade secret, confidential information, or other property right, created or developed in whole or in part by Employee, whether prior to the date of this Agreement or in the future while employed by the Company (whether developed during work hours or not) and which either (i) relate to the present or anticipated business, research, developments, tests, products, work or activities of the Company or (ii) result from or are suggested by any work Employee may do for the Company. All Work Product shall be considered work made for hire by the Employee and owned by the Company. If any of the Work Product may not, by operation of the law, be considered work made for hire by Employee for the Company, or if ownership of all right, title, and interest of the intellectual property rights therein


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shall not otherwise vest exclusively in the Company, Employee hereby assigns to the Company, and upon the future creation thereof automatically assigns to the Company, without further consideration, the ownership of all Work Product. The Company shall have the right to obtain and hold in its own name copyrights, registrations, and any other protection available in the Work Product. Employee agrees to perform, during or after Employee's employment, such further acts as may be necessary or desirable to transfer, perfect, and defend the Company's ownership of the Work Product that are reasonably requested by the Company.

6. LICENSE. To the extent that any preexisting materials are contained in the materials Employee delivers to Company or Company's customers, Employee grants to Company an irrevocable, nonexclusive, worldwide, royalty-free license to: (i) use and distribute (internally or externally) copies of, and prepare derivative works based upon, such preexisting materials and derivative works thereof, and
(ii) authorize others to do any of the foregoing.

7.  TRADE SECRETS AND CONFIDENTIAL INFORMATION

(a) The Company may disclose to Employee certain Trade Secrets and Confidential Information (defined below). Employee acknowledges and agrees that the Trade Secrets and Confidential Information are the sole and exclusive property of the Company (or a third party providing such information to the Company) and that the Company or such third party owns all worldwide rights therein under patent, copyright, trade secret, confidential information, or other property right. Employee acknowledges and agrees that the disclosure of the Trade Secrets and Confidential Information to Employee does not confer upon Employee any license, interest or rights of any kind in or to the Trade Secrets or Confidential Information. Employee may use the Trade Secrets and Confidential Information solely for the benefit of the Company while Employee is employed or retained by the Company. Except in the performance of services for the Company, Employee will hold in confidence and not reproduce, distribute, transmit, reverse engineer, decompile, disassemble, or transfer, directly or indirectly, in any form, by any means, or for any purpose, the Trade Secrets or Confidential Information or any portion thereof. Employee agrees to return to the Company, upon request by the Company, the Trade Secrets and Confidential Information and all materials relating thereto.
(b) Employee's obligations under this Agreement with regard to the Trade Secrets shall remain in effect for as long as such information shall remain a trade secret under applicable law. Employee acknowledges that its obligations with regard to the Confidential Information shall remain in effect while Employee is employed or retained by the Company and for three
     (3) years thereafter. As used herein, "Trade Secrets" means the trade secrets of the Company and its subsidiaries and affiliates all as defined in the Georgia Trade Secrets Act. As used herein, "Confidential Information" means information of the Company and its subsidiaries and affiliates, its licensors, suppliers, customers, or prospective licensors or customers, other than Trade Secrets, that is of value to its owner and is treated as confidential, including, but not limited to, technical or non-technical data, formulas, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans, or a list of actual or potential customers or suppliers, future business plans, licensing strategies, advertising campaigns, information regarding executives and employees, and the terms and conditions of this Agreement.
(c) Employee acknowledges that existing or prospective customers of the Company may


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     be companies which are publicly traded and subject to various rules and regulations of the Securities and Exchange Commission. Employee acknowledges that the Company has a policy that no one associated with the Company may trade in securities of any customer of the Company based on material, nonpublic information concerning the customer. Additionally, the Company expressly forbids the unauthorized disclosure of any nonpublic information acquired by anyone associated with the Company relating to a customer of the Company. Employee shall notify the Company prior to trading the securities of any customer or in any Securities of the Company.
(d) Nothing contained herein shall be deemed to waive any of the Company's rights or remedies under any applicable trade secrets acts, including, but not limited to, the Georgia Trade Secrets Act.

8. CUSTOMER NON-SOLICITATION. Employee agrees that for a period of two (2) years immediately following termination of Employee's employment with the Company for any reason, including, without limitation, voluntary resignation from employment by Employee ("Non-Solicitation Period"), Employee shall not, on Employee's own behalf or on behalf of any person, firm, partnership, association, corporation or business organization, entity or enterprise, solicit, contact, call upon, communicate with or attempt to communicate with any customer or immediate prospect of the Company, or any representative of any customer or immediate prospect of the Company, with whom the Employee had Material Contact ("Material Contact"), with a view to sale or providing of any deliverable or service competitive or potentially competitive with any deliverable or service sold or provided or under development by the Company during the time of two (2) years immediately preceding cessation of Employee's employment with the Company, provided that the restrictions set forth in this paragraph shall apply only to customers or prospects of the Company, or representatives of customers or prospects of the Company, with which Employee had substantial contact during such two (2) year period. For the purposes of this agreement, "immediate prospect" is defined as an entity with which the Company is engaged in discussions that go beyond mere identification of the entity as a potential customer. At a minimum, included within this definition are such events as initial entity solicitation of the Company or initial Company solicitation of the entity. The actions prohibited by this paragraph shall not be engaged in by Employee directly or indirectly, whether as manager, salesperson, agent, technical support, sales or service representative, developer, or otherwise. As used herein, "Material Contact" means contact between Employee and each customer or immediate prospect (A) with whom Employee dealt; (B) whose dealings with the Company were coordinated or supervised by Employee; (C) about whom Employee obtained Confidential Information in the ordinary course of business as a result of Employee's association with the Company; or (D) who receives services provided by the Company, the sale or provision of which results or resulted in compensation, commissions or earnings for Employee, in each of cases (A) through
(D) within two years prior to the date of Employee's termination of employment.

9. NON-COMPETITION. Employee agrees that during the term of Employee's employment and during the non-Solicitation Period, Employee shall not, within thirty miles from the intersection of Roswell Road and Piedmont Road, the nearest major intersection to the Company's principal place of business, on Employee's own behalf or on behalf of any person, firm, partnership, association, corporation or business organization, entity or enterprise, perform services substantially similar to the activities described in Exhibit A for any company or other entity that creates Web sites or develops Internet or Intranet enabled computer software applications. The actions prohibited by this paragraph shall not be engaged in by Employee directly or indirectly, whether as manager,

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salesperson, agent, technical support, sales or service representative, developer, or otherwise. Employee acknowledges that the Company provides products and services to customers throughout the United States given the global scope of the internet and that a more limited territorial restriction on the non-competition provisions of this paragraph would not adequately protect the legitimate interests of the Company. The provisions of this Section 9 and the noncompetition provision contain in Section 3 of the Noncompetition Agreement, dated of even date herewith between HomeCom Communications, Inc. and Employee, shall apply after the term of Employee's employment only in the event that Employee's termination from employment is for one or more of the following reasons: (i) termination by the Company for a willful dishonesty toward or deliberate injury or attempted injury to the Company; or (ii) termination by the Company for moral turpitude; or (iii) termination by Company for a violation or other failure of Employee to perform in accordance with any of the material provisions of this Agreement; or (iv) termination by the Company for negligence or disregard in the performance of the Employee's duties, or (v) voluntary resignation or retirement from employment by Employee.

10. EMPLOYEE NON-SOLICITATION. During the Non-Solicitation Period, Employee agrees that Employee shall not call upon, solicit, recruit, or assist others in calling upon, recruiting or soliciting any person who is or was an employee of the Company who is or was an employee of the Company within twelve months of such solicitation or recruitment, for the purpose of having such person terminate his employment with the Company or work in any other corporation, association, entity, or business.

11. EQUITABLE RELIEF. The parties to this Agreement acknowledge that a breach by Employee of any of the terms or conditions of this Agreement will result in irrevocable harm to the Company and that the remedies at law for such breach may not adequately compensate the Company for damages suffered. Accordingly, Employee agrees that in the event of such breach, the Company shall be entitled to injunctive relief or such other equitable remedy as a court of competent jurisdiction may provide. Nothing contained herein will be construed to limit the Company's right to any remedies at law, including the recovery of damages for breach of this Agreement.

12. SEVERABILITY. In any provision or part of any provision of this Agreement is held invalid or unenforceable by a court of competent jurisdiction, such holding shall not affect the enforceability of any other provisions or parts thereof, and all other provisions and parts thereof shall continue in full force and effect.

13. NO DEFENSE. The existence of any claim, demand, action or cause of action that Employee may have against the Company, whether predicated upon this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of any of the covenants contained in Sections, 5, 6, 7,8, 9 or 10 hereof.

14. WAIVER. The waiver by one party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach of the same or any other provision by the other party.

15. MISCELLANEOUS. This agreement shall not be amended or modified except by a writing executed by both parties. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns. Due to the personal nature of this Agreement, Employee shall not have the right to assign Employee's rights or obligations under this Agreement without the prior written consent of Company. This Agreement shall be governed by the laws of the State of Georgia without regard to its rules governing conflicts of law. Venue shall lie in Superior Court of Fulton County, Georgia. The parties hereto acknowledge that such Court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections which they may have as to personal jurisdiction or venue in any of the above Courts. This agreement and the attached


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Exhibit represent the entire understanding of the parties concerning the subject matter hereof and supersede all prior communications, agreements and understandings, whether oral or written, relating to the subject matter hereof. All communications required or otherwise provided under this Agreement shall be in writing and shall be deemed given when delivered to the address provided below such party's signature (as may be amended by notice from time to time), by hand, by courier or express mail, return receipt requested, postage prepaid. Exhibit A, attached hereto, is incorporated herein by reference.


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IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

Signed:       ____________________      Date:____________

Print Name:   ____________________

____________________                    Date:____________
Harvey Sax

CEO HomeCom Communications, Inc.


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IV.  MISCELLANEOUS

     1. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia.

     2. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such counterparts shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the fax signatures of all of the parties reflected hereon as the signatories. This Agreement may be executed and delivered by fax (telecopier); any original signatures that are initially delivered by fax shall be physically delivered with reasonable promptness thereafter.

     3. This Agreement shall become effective on the date the Company has received an executed counterpart of this Agreement from each of the Purchasers.

     4. Neither the execution of this Agreement nor anything herein contained is intended to be, nor shall be construed to be, an admission by the Company or its officers and directors, First Granite Securities, Inc. or the Purchasers of any liability to the other, now, in the past or in the future, or an admission of the existence of facts upon which liability could be based. This Agreement is contractual and it has been entered into to compromise disputed claims and to avoid the uncertainty and expense of further litigation.

     5. This Agreement shall constitute the full and complete agreement between the parties concerning its subject matter and fully supersedes any and all other prior agreements or understandings between the parties regarding the subject matter thereto. This Agreement shall not be modified or amended except by written instrument signed by all of the parties hereto.


                                   Very truly yours,


                                   HomeCom Communications, Inc.


                                   By:  /s/ Harvey Sax
                                       -----------------------------------
                                            Harvey Sax, President



                      [SIGNATURES CONTINUED ON NEXT PAGE]
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                   [SIGNATURES CONTAINED FROM PREVIOUS PAGE]


Accepted and agreed to by the undersigned
Purchaser:


Eurofactors International Inc.

By:
    ----------------------------------------

Print Name:
            --------------------------------

Print Title:
             -------------------------------


Attest:
       -------------------------------------

Print Name:
           ---------------------------------


Signed, sealed and delivered in the presence of:


--------------------------------------------
Notary Public


My commission expires:
                       ---------------------

[NOTARIAL SEAL]
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                   [SIGNATURES CONTAINED FROM PREVIOUS PAGE]


Accepted and agreed to by the undersigned
Purchaser:


Beauchamp Finance

By:
    ----------------------------------------

Print Name:
            --------------------------------

Print Title:
             -------------------------------


Attest:
       -------------------------------------

Print Name:
           ---------------------------------


Signed, sealed and delivered in the presence of:


--------------------------------------------
Notary Public


My commission expires:
                       ---------------------

[NOTARIAL SEAL]
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                   [SIGNATURES CONTAINED FROM PREVIOUS PAGE]


Accepted and agreed to by the undersigned
Purchaser:


FTS Worldwide Corporation

By:
    ----------------------------------------

Print Name:
            --------------------------------

Print Title:
             -------------------------------


Attest:
       -------------------------------------

Print Name:
           ---------------------------------


Signed, sealed and delivered in the presence of:


--------------------------------------------
Notary Public


My commission expires:
                       ---------------------

[NOTARIAL SEAL]
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                   [SIGNATURES CONTAINED FROM PREVIOUS PAGE]


Accepted and agreed to by the undersigned
Purchaser:


COLBO

By:
    ----------------------------------------

Print Name:
            --------------------------------

Print Title:
             -------------------------------


Attest:
       -------------------------------------

Print Name:
           ---------------------------------


Signed, sealed and delivered in the presence of:


--------------------------------------------
Notary Public


My commission expires:
                       ---------------------

[NOTARIAL SEAL]
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                   [SIGNATURES CONTAINED FROM PREVIOUS PAGE]


Accepted and agreed to by the undersigned
Purchaser:


First Granite Securities, Inc.

By:
    ----------------------------------------

Print Name:
            --------------------------------

Print Title:
             -------------------------------


Attest:
       -------------------------------------

Print Name:
           ---------------------------------


Signed, sealed and delivered in the presence of:


--------------------------------------------
Notary Public


My commission expires:
                       ---------------------

[NOTARIAL SEAL]